UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Execution of Sales and Purchase Agreement to Acquire 15 Story Commercial Real Estate in Kuala Lumpur, Malaysia

On August 2, 2012, PGCG Assets Holdings Sdn. Bhd., our wholly owned subsidiary, or PGCG Assets, entered into a Sales and Purchase Agreement, or the CMY SPA, pursuant to which PGCG Assets agreed to purchase from CMY Assets Sdn. Bhd. a fifteen story office building located at Geran 10010, Lot 238 Section 43, Town and District of Kuala Lumpur, Wilayah Persekutuan, Kuala Lumpur, Malaysia at a purchase price of RM 81,500,000.

Pursuant to the terms of the CMY SPA, PGCG Assets is obligated to consummate the purchase within four (4) months of the date of the CMY SPA, or the Completion Date.  PGCG Assets, however, has the option of extending the Completion Date by one (1) month subject to the payment of interest at the rate of 8% per annum on the unpaid portion of the purchase price for the actual number of days of extension.

In addition to the amount of RM 1,630,000 previously deposited by us, or the Deposit, we deposited RM 6,520,000 upon the execution of the CMY SPA. The balance of the Purchase Price will be paid on the Completion Date.

If we fail to pay the purchase price or breach any of our undertakings, covenants or warranties, seller will be entitled to take action for specific performance at our cost and expense and or terminate the CMY SPA. If seller elects to terminate the CMY SPA, seller will refund to us all funds previously paid toward the purchase price and we will be required to deliver vacant possession of the property to seller.

If seller fails to complete the sale, we will be entitled to terminate the CMY SPA and receive as liquidated damages an amount equal to the Deposit. All funds previously paid will be refunded.

In the event the asset becomes subject to compulsory acquisition by a governmental authority, we will be entitled to terminate the CMY SPA and receive a return of all sums previously paid toward the purchase price.  Alternatively, we may elect to consummate the CMY SPA, in which event, we will be entitled to receive all compensation payable by the government in connection with such compulsory acquisition.

A copy of the CMY SPA is incorporated herein by reference and filed as Exhibit 10.1 to this Current Report on Form 8-K.  The description of the transactions contemplated by the CMY SPA set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated herein by reference.

Execution of Sales and Purchase Agreements to Acquire 12 Story Commercial Real Estate in Kuala Lumpur, Malaysia

On August 6, 2012, PGCG entered into twelve separate sales and purchase agreement to purchase from FNAC Holdings Sdn. Bhd. each floor of a twelve story office building located at Megan Avenue 1, No. 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia at an aggregate purchase price of RM 12,300,000 on an “AS IS WHERE IS” basis. The sales and purchase agreements generally contain the same terms and are collectively referred to as the Megan SPA.

Pursuant to the terms of the Megan SPA, PGCG Assets is obligated to consummate the purchases within three (3) months of the date of the Megan SPA, which date may be extended by a period of 90 days upon payment of interest at the rate of 8% per annum on the unpaid portion of the Purchase Price for the actual number of days of extension.

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In addition to the amount of RM 246,000, previously deposited by us, we deposited RM 984,000 upon the execution of the Megan SPA. The balance of the purchase price will be paid on the date of consummation of the purchases.

If we fail to pay the purchase price or breach any provision of the Megan SPA for any reason not attributable to seller, seller will be entitled to terminate the Megan SPA. In such event, seller will shall refund to us all funds previously paid toward the purchase price and we will be required to deliver vacant possession of the property to seller.

If seller fails to complete the sale or breaches any provision of the Megan SPA for any reason not attributable to us, we will be entitled to take action for specific performance against seller at seller’s cost and expense or terminate the Megan SPA and receive as liquidated damages an amount equal to the 10% of the purchase price. If we elect to terminate the Megan SPA, seller will return all funds previously paid toward the purchase price and we will deliver to seller vacant passion of the property.

In the event the asset becomes subject to an intended acquisition by the government or any public authority without fault of either party, we will be entitled to terminate the Megan SPA and receive a return of all prior sums paid toward the purchase price.  Alternatively, we may elect to consummate the purchase agreement, in which event, we shall be entitled to receive all compensation payable by the government in connection with such compulsory acquisition.

A form of the Megan SPA is incorporated herein by reference and filed as Exhibit 10.2 to this Current Report on Form 8-K.  The description of the transactions contemplated by the Megan SPA set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated herein by reference.

Sale of Company Securities

On August 6, 2012, we consummated the sale to three accredited shareholders of Prime Global Capital Group Incorporated, of an aggregate of 2,988,000 shares of our common stock, par value $0.001 (the “Shares”), at a per share price of $2.00, or $5,976,000 in the aggregate, in accordance with the terms and conditions of a subscription agreement (the “Subscription Agreement”). Our Chief Executive Officer and Director, Weng Kung Wong, participated in the sale and purchased 2,038,000 of the 2,988,000 shares of our common stock sold on the same terms and conditions as the other investors. The Subscription Agreement contains terms and conditions that are normal and customary for a transaction of this type. We expect to receive net proceeds of approximately $5,970,000 from the sale of the Shares and will use the net proceeds to fund our real estate acquisitions and for general corporate purposes. The Shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to a form of the Subscription Agreement, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Sales and Purchase Agreement dated August 2, 2012, by and between CMY Assets Sdn. Bhd. and PGCG Assets Holdings Sdn. Bhd.
10.2	Form of Sales and Purchase Agreement dated August 6, 2012, by and between FNAC Holdings Sdn. Bhd. and PGCG Asset Holdings Sdn. Bhd.
10.3	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: August 6, 2012

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer